SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 31, 1996

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

         Virginia                             1-10524                          54-0857512
(State or other jurisdiction of      (Commission File Number)    (I.R.S. Employer Identification No.)
Incorporation of organization)

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        10 South Sixth Street, Suite 203, Richmond, Virginia 23219-3802
                    (Address of principal executive offices)

Registrant's telephone number, including area code  (804) 780-2691

                                   NO CHANGE
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        For the year ended December 31, 1994, United Dominion Realty Trust, Inc.
and its wholly owned subsidiaries acquired 47 apartment communities containing
11,433 units at a total cost of $409.3 million, including closing costs.
Unaudited pro forma results of operations for the year ended December 31, 1994 are included herein and such pro forma results assume (i) the acquisition of 41 apartment communities containing 9,749 units at a total cost of $350.3 million, including closing costs and (ii) the acquisition of nine apartment communities containing 1,572 units at a total cost of $65.7 million, at the beginning of the period. For the nine months ended September 30, 1995, the United Dominion Realty
Trust, Inc. and its wholly owned subsidiaries acquired 17 apartment communities containing 3,580 units at a total cost of $133.0 million, including closing costs. Unaudited pro forma results of operations for the nine months ended
September 30, 1995 are included herein and such pro forma results assume the acquisition of nine apartment communities containing 1,572 units at a total cost of $65.7 million, at the beginning of the period.

     The unaudited information is not necessarily indicative of what the consolidated results of operations would have been for United Dominion Realty
Trust, Inc. If the acquisitions had occurred at the beginning of the period presented. Additionally, the pro forma information does not purport to be indicative of United Dominion Realty Trust, Inc.'s consolidated results of operations for future periods.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Description                                Location
(b)      Pro Forma Financial Information            4 through 7



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                      UNITED DOMINION REALTY TRUST, INC.
              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                               (UNAUDITED)
              (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)
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


                                                                       ACQUISITIONS
                                                                       PREVIOUSLY
                                                                       REPORTED ON
                                                                      FORMS 8-K DATED
                                                                      APRIL 15, 1994,
                                                                       MAY 17, 1994,              1994
                                                                       MAY 26, 1994,          ACQUISITIONS         PRO FORMA
                                                                    SEPTEMBER 1, 1994 AND      PRO FORMA          BEFORE 1995
                                                    HISTORICAL (1)  OCTOBER 14, 1994 (2)       ADJUSTMENTS       ACQUISITIONS

Income
Property operations:
     Rental Income                                      $139,972            $27,128                                 $167,100
     Property expenses:
         Utilities                                        11,206              2,019                                   13,225
         Repairs & maintenance                            21,216              4,205                                   25,421
         Real estate taxes                                 9,658              2,296                                   11,954
         Property management                               4,645              1,304                 ($328)(3)          5,621
         Other operating expenses                         12,141              3,629                  (277)(4)         15,493
         Depreciation of real estate owned                28,729                                    4,514 (5)         33,243

                                                          87,595             13,453                 3,909            104,957
Income from property operations                           52,377             13,675                (3,909)            62,143
Interest income                                              756                                     (111)(6)            645
                                                          53,133             13,675                (4,020)            62,788

Expenses
     Interest                                             28,521                                    7,649 (7)         36,170
     General and administrative                            4,803                                                       4,803
     Other depreciation and amortization                     691                                                         691

                                                          34,015                  0                 7,649             41,664
Income before gains (losses) on investments
    and extraordinary item                                19,118             13,675               (11,669)            21,124

Gains (losses) on sale of investments                        108                                                         108
Income before extraordinary item                          19,226             13,675              (11,669)            21,232
Extraordinary item - early extinguishment of
     debt                                                    (89)                                                        (89)
Net income                                                19,137             13,675               (11,669)            21,143
Dividends to preferred shareholders

Net income available to common shareholders              $19,137            $13,675              ($11,669)           $21,143


Net income per common share                                $0.41                                                       $0.42

Distributions declared per common share                    $0.78                                                       $0.78


Weighted average number of common shares outstanding      46,182                                    4,022 (10)        50,204
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

                                                          ACQUISITIONS
                                                          PREVIOUSLY                   1995
                                                          REPORTED ON              ACQUISITIONS
                                                         FORM 8-K DATED              PRO FORMA             PRO
                                                        JUNE 30, 1995 (2)           ADJUSTMENTS           FORMA

Income
Property operations:
     Rental Income                                           $11,095                                     $178,195
     Property expenses:
         Utilities                                               681                                       13,906
         Repairs & maintenance                                 1,453                                       26,874
         Real estate taxes                                       741                                       12,695
         Property management                                     441                  ($60)(3)              6,002
         Other operating expenses                              1,144                                       16,637
         Depreciation of real estate owned                                           1,637 (5)             34,880

                                                               4,460                 1,577                110,994
Income from property operations                                6,635                (1,577)                67,201
Interest income                                                                                               645
                                                               6,635                (1,577)                67,846

Expenses
     Interest                                                                                              36,170
     General and administrative                                                                             4,803
     Other depreciation and amortization                                                                      691
                                                                   0                     0                 41,664
Income before gains (losses) on investments
    and extraordinary item                                     6,635                (1,577)                26,182

Gains (losses) on sale of investments                                                                         108
Income before extraordinary item                               6,635                (1,577)                26,290
Extraordinary item - early extinguishment of
     debt                                                                                                     (89)
Net income                                                     6,635                (1,577)                26,201
Dividends to preferred shareholders                                                  6,289 (8)              6,289
Net income available to common shareholders                   $6,635               ($7,866)               $19,912


Net income per common share                                                                                 $0.52

Distributions declared per common share                                                                     $0.78


Weighted average number of common shares outstanding                                                       50,204

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SEE ACCOMPANYING NOTES.



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                       UNITED DOMINION REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

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
                                                                                      ACQUISITIONS
                                                                                      PREVIOUSLY
                                                                                      REPORTED ON
                                                                                     FORM 8-K DATED      PRO FORMA          PRO
                                                                    HISTORICAL (1)  JUNE 30, 1995 (2)  ADJUSTMENTS (9)     FORMA

Income
Property operations:
         Rental Income                                               $143,082             $2,849           $1,045         $146,976
         Property expenses:
             Utilities                                                 10,627                174               64           10,865
             Repairs & maintenance                                     22,493                268               98           22,859
             Real estate taxes                                         10,115                184               67           10,366
             Property management                                        4,153                113              (20)(3)        4,246
             Other operating expenses                                  12,631                289              106           13,026
             Depreciation of real estate owned                         28,545                                 559 (5)       29,104
                                                                       88,564              1,028              874           90,466
Income from property operations                                        54,518              1,821              171           56,510
Interest income                                                         1,031                                                1,031
                                                                       55,549              1,821              171           57,541

Expenses
         Interest                                                      30,563                                               30,563
         General and administrative                                     3,771                                                3,771
         Other depreciation and amortization                              835                                                  835
                                                                       35,169                  0                0           35,169
Income before gains on investments
    and extraordinary item                                             20,380              1,821              171           22,372

Gains on sale of investments                                            4,844                                                4,844
Net income                                                             25,224              1,821              171           27,216
Dividends to preferred shareholders                                     4,209                               1,964 (8)        6,173
Net income available for common shareholders                          $21,015             $1,821          ($1,793)         $21,043

Weighted average number of common shares outstanding                   51,597                                               51,597

Net income per common share                                             $0.41                                                $0.41

Distriburions declared  per common share                               $0.675                                               $0.675

See accompanying notes.


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                       UNITED DOMINION REALTY TRUST, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

Basis of Presentation

The accompanying pro forma consolidated statements of operations assume the (i) the acquisition of nine apartment communities previously reported on Form 8-K dated June 30, 1995, and (ii) the acquisition of apartment communities previously reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994, at the beginning of each period presented. On April 24, 1995, the Trust sold 4.2 million shares of 9 1/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock were used to fund the acquisition of the High Portfolio ("Acquisitions Previously Reported on Form 8-K Dated June 30, 1995") and to repay, in full, then existing bank debt. Of the 4.2 million shares of preferred stock sold, 2.7 million shares were used to acquire the High Portfolio. Therefore, such pro forma consolidated statements of operations assume the issuance of 2.7 million shares of preferred stock from the period January 1, 1995 to April 24, 1995 and on January 1, 1994 for the twelve month period ended December 31, 1994.

Notes to Pro Forma Consolidated Statements of Operations

1. Represents the Trust's Historical Consolidated Statements of Operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1995 and its Annual Report on Form 10-K for the year ended December 31, 1994.

2. Amounts appearing under the columns entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994" and "Acquisitions Previously Reported on Form 8-K dated June 30, 1995" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by United Dominion Realty Trust, Inc. on Forms 8-K ("the Previously Reported Acqisitions") dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994, October 14, 1994 and June 30,
         1995.

3. To record the net decrease in property management fees for the Previously Reported Acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

4. To record the net decrease in insurance expense to reflect that United Dominion Realty Trust, Inc. insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

5.       To  record  depreciation   expense  on  the  Previously  Reported
         Acquisitions. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which


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     range from 15 to 35 years. Buildings have been depreciated over 35 years and other improvements over 15 years.

6. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994), Regatta Shores Apartments, (as previously reported on Form 8-K dated September 1, 1994), Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (as previously reported on Form 8-K dated October 14, 1994), at market interest rates available to the Trust at the time of each respective acquisition.

7. To record interest expense on bank debt and tax exempt bonds used to finance the Previously Reported Acquisitions at market interest rates available to the Trust at the time of each respective acquisitions.

8. Reflects dividends to preferred shareholders on 2.7 million shares of preferred stock from the period January 1, 1995 to April 24, 1995 and for the twelve months ended December 31, 1994. On April 24, 1995, the Trust sold 4.2 million shares of 9 1/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock were used to fund the acquisition of the High Portfolio ("Acquisitions Previously Reported on Form 8-K Dated June 30, 1995") and to repay, in full, then existing bank debt. Of the 4.2 million shares of preferred stock sold, 2.7 million shares were used to acquire the High Portfolio.

9. Represents operations of acquired properties for the period from April 1, 1995 to the respective purchase date (based on operating statements of the properties). The Form 8-K dated June 30, 1995 contains pro forma financial statements for the three month period ended March 31, 1995.

10. Represents the adjustment to the weighted average number of common shares outstanding to account for the sale of 8,479,400 shares of Common Stock in a public offering at $14.25 per share in June, 1994, as if the sale had occurred on January 1, 1994. Net proceeds from the sale were used to acquire 21 properties included in a 25 property portfolio as reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1995.




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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNITED DOMINION REALTY TRUST, INC.

Date:  January 31, 1996        /s/ James Dolphin
                               James Dolphin, Senior Vice President
                               Chief Financial Officer

Date:  January 31, 1996        /s/ Jerry A. Davis
                               Jerry A. Davis, Vice President
                               Controller